UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2017

COHEN & COMPANY INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                               ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

On September 29, 2017 (the “Effective Date”), Cohen & Company, LLC (formerly IFMI, LLC) (the “Operating Company”), a majority owned subsidiary of Cohen & Company Inc. (formerly Institutional Financial Markets, Inc.), a Maryland corporation (the “Company”), entered into two Investment Agreements (the “Investment Agreements”) by and between Cohen Bros. Financial LLC and the DGC Family Fintech Trust (together, the “Investors”), respectively, and the Operating Company.  Daniel G. Cohen, the Vice Chairman of the Company’s Board of Directors and the Operating Company’s Board of Managers and the Company’s largest stockholder, is the sole member of Cohen Bros. Financial LLC.  Mr. Cohen is neither a trustee nor a named beneficiary of the DGC Family Fintech Trust and does not have any voting or dispositive control of securities held by the trust.

Pursuant to the Investment Agreements, the Investors agreed to invest an aggregate of $10,000,000 (the “Investment Amount”) into the Operating Company (the “Investment”), all of which was paid by Investors to the Operating Company on the Effective Date.  In exchange for the Investment, the Operating Company agreed to pay to the Investors, in arrears following each calendar month during the term of the Investment Agreements, an amount equal to the aggregate Investment Return for such calendar month (each such monthly payment, an “Investment Return Payment”), as calculated in accordance with the terms of the Investment Agreements.  Under the Investment Agreements, the term “Investment Return” is defined as an annual return, in the aggregate, equal to:

1.              for any 365-day period beginning on the Effective Date or any anniversary of the Effective Date (each an “Annual Period”) and ending on or before the third anniversary of the Effective Date, 3.2% of the Investment Amount, plus (x) 15% of the revenue of the matched book repurchase transactions business (the “Revenue of the Business”) of J.V.B. Financial Group, LLC, the Operating Company’s wholly owned broker dealer subsidiary, for any Annual Period in which the Revenue of the Business is greater than zero but less than or equal to $5,333,333, (y) $800,000 for any Annual Period in which the Revenue of the Business is greater than $5,333,333 but less than or equal to $8,000,000, or (z) 10% of the Revenue of the Business for any Annual Period in which the Revenue of the Business is greater than $8,000,000; or

2.              for any Annual Period following the third anniversary of the Effective Date, (x) for any Annual Period in which the Revenue of the Business is greater than zero, the greater of 20% of the Investment Amount or 20% of the Revenue of the Business, or (y) for any Annual Period in which the Revenue of the Business is zero or less than zero, 3.2% of the Investment Amount.

The term of the Investment Agreements commenced on the Effective Date and will continue until a Redemption (as defined below) occurs, unless the Investment Agreements are earlier terminated.

Prior to the third anniversary of the Effective Date, the Operating Company may terminate the Investment Agreements upon 90 days’ prior written notice to the Investors.

Upon a termination of the Investment Agreements, the Operating Company will, within 30 days following such termination, pay to Investors an amount in cash equal to the greater of the sum of:

1.              (A) the Investment Amount, plus (B) all accrued and unpaid Investment Return Monthly Payments as of the date of such termination, plus (C) an amount equal to an annualized 15% return on the Investment Amount from the Effective Date through the date of such termination, minus (D) the aggregate amount of all Investment Return Monthly Payments previously paid by the Operating Company to Investors under the Investment Agreements; and

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2.              (A) the Investment Amount, plus (B) all accrued and unpaid Investment Return Monthly Payments as of the date of such termination.

At any time following the third anniversary of the Effective Date, the Investors or the Operating Company may, upon 60 days’ notice to the other party, cause the Operating Company to pay (a “Redemption”) to the Investors an amount equal the “Investment Balance” (as such term is defined in the Investment Agreements) plus an amount equal to any accrued but unpaid Investment Return from the start of the then current calendar month through the day prior to the closing of the Redemption.

The Investment Agreements contain customary representations and warranties on the part of each of the Operating Company and the Investors, and the Operating Company and the Investors provide customary indemnifications thereunder.  Under the Investment Agreements, the Operating Company agreed to pay up to $20,000 of the Investors’ legal expenses.

The foregoing description of the Investment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Investment Agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference. The allocations between the Investors of the Investment Amount and the Investment Return are set forth in the Investment Agreements.

Item 2.03.                              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit
Number	Description

10.1*	Investment Agreement, dated September 29, 2017, by and between Cohen & Company, LLC and Cohen Bros. Financial LLC.
10.2*	Investment Agreement, dated September 29, 2017, by and between Cohen & Company, LLC and the DGC Family Fintech Trust.

*                                         Filed electronically herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: October 5, 2017	By:	/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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